SECOND AMENDMENT

TO

STRATEGIC COLLABORATION AGREEMENT

        THIS SECOND AMENDMENT (“Amendment”) is made and entered into this 1st_ day of October, 2005 (the “Effective Date”), by and between MALLINCKRODT INC., a Delaware corporation, with its principal place of business at 675 McDonnell Boulevard, P.O. Box 5840, St. Louis, Missouri 63134 (“Mallinckrodt”), and PALATIN TECHNOLOGIES, INC., a Delaware corporation, with its principal place of business at 4-C Cedar Brook Drive, Cranbury, New Jersey 08512 (“Palatin”).

RECITALS

A.     Mallinckrodt and Palatin are parties to a Strategic Collaboration Agreement, dated as of August 17, 1999, as amended by that certain Amendment to Strategic Collaboration Agreement dated May 13, 2002 (as amended, the “Collaboration Agreement”), under which they entered into a joint collaboration for the development of a commercial product or products from LeuTech™ (now known as “NeutroSpec™”), a radiopharmaceutical product useful for imaging infection and inflammation.

B.     Mallinckrodt now wishes to acquire an exclusive license to use, market and distribute LeuTech Products in Europe under terms and conditions similar to those applicable to the rest of the world under the Collaboration Agreement.

C.     Mallinckrodt and Palatin have agreed upon the terms and conditions under which Mallinckrodt will acquire such an exclusive license in Europe.

D.     Mallinckrodt and Palatin further wish to amend the terms of the Collaboration Agreement with respect to [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

TERMS OF AGREEMENT

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Collaboration Agreement as follows:

1.     Definitions of Certain Terms.

    (a)        Unless otherwise specifically provided herein, all capitalized terms undefined herein and used in this Amendment are defined in the same manner as provided for in Article 1 of the Collaboration Agreement.

    (b)        The following defined term as set forth in Article 1 of the Collaboration Agreement is hereby amended and restated in its entirety as follows:

    (i)        1.45 “Territory” shall mean all of the countries of the world, including Europe.

    (c)        As of the Effective Date, Section 1.46 is revised as follows: “Transfer Price” shall mean [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

        For purposes hereof and in the event [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

2.     Grant of License in Europe. The parties acknowledge that by virtue of the inclusion of Europe in the Territory (as provided in Paragraph 1(b) above), all of Mallinckrodt’s and Palatin’s respective rights, liabilities and obligations under the Collaboration Agreement shall apply to the parties’ performance in Europe to the same extent as all other parts of the Territory except as expressly set forth in this Amendment. Without limiting the foregoing, all representations and warranties set forth in the Collaboration Agreement, including those pertaining to compliance with United States law, FDA regulation or the like are hereby reasserted by the parties with respect to Europe, European law, EMEA (as hereafter defined) regulation or the like, and shall apply to the parties’ performance in Europe to the same extent as all other parts of the Territory except as expressly set forth in this Amendment.

3.     European License Payments. In addition to the License Payments provided for in Section 5.1 of the Collaboration Agreement (intended to apply to the Territory exclusive of Europe) $250,000 shall be paid to Palatin within thirty (30) days of the Effective Date hereof as a License Payment.

4.     European and Worldwide Development Program. Promptly upon execution of this Amendment, Palatin shall diligently undertake a Development Program for LeuTech Products in Europe. All Development Costs of Palatin for Development Programs approved by the Joint Steering Committee for any LeuTech Indication in Europe and any LeuTech Indication in the Development Phase in any portion of the Territory will be [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2], and Mallinckrodt shall make payments to Palatin as required thereunder. Consonant with the decisions of the Joint Steering Committee, the parties have agreed to conduct additional clinical trials and seek regulatory approvals for [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2] for LeuTech Products in the United States and elsewhere in the Territory. The parties have agreed upon additional payments in connection with the regulatory filing, approval and net sales of LeuTech Products in Europe as follows:

    (a)        $250,000 shall be paid to Palatin as an additional payment due within thirty (30) days of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2];

    (b)        $500,000 shall be paid to Palatin as an additional payment due within thirty (30) days of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2];

    (c)        $500,000 shall be paid to Palatin as an additional payment due within thirty (30) days of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2];

    (d)        $750,000 shall be paid to Palatin as an additional payment due within thirty (30) days of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2];

    (e)        $1,000,000 shall be paid to Palatin as an additional payment due within thirty (30) days of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]; and

    (f)        $1,500,000 shall be paid to Palatin as an additional payment due within thirty (30) days of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

5.     European Royalty Payments. Commencing upon the First Commercial Sale of any LeuTech Products in Europe and continuing for so long as this Agreement is in effect with respect to Europe, the following Royalty Payments shall be made:

    (a)        [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]. Mallinckrodt shall pay a Royalty Payment to Palatin of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]. The Royalty Payments described herein with respect to Europe shall be made by Mallinckrodt under the same terms and conditions as set forth in Section 5.9 of the Collaboration Agreement.

(b)     [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]. In addition to the foregoing, the Royalty Payment for Net Sales in Europe shall be subject to the condition that [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

    (1)        A “[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]” is hereby defined as a product meeting each of the following criteria: [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]

    (2)        After a [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2] is launched in Europe and if either Mallinckrodt’s Net Sales, or Net Margin on sales (on an average per-dose basis) of LeuTech Products in Europe during any rolling 12-month period thereafter are [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

(3) After a [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2] is launched in Europe and if either Mallinckrodt’s Net Sales or Net Margin on sales (on an average per-dose basis) of LeuTech Products in Europe during any rolling 12-month period thereafter are [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

(4) In no instance shall Palatin’s Royalty Payment rate be [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

6.     [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]. As of the Effective Date, with respect to sales made to [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

7.     Royalty Payment Reports. Section 5.9(b) of the Collaboration Agreement is amended to provide that written quarterly reports shall be furnished by Mallinckrodt to Palatin within fifteen (15) days after the end of each such calendar quarter for the Territory excluding Europe. Royalty Payments for the Territory excluding Europe shall be made by Mallinckrodt within thirty (30) days after the end of each calendar quarter.

        In Europe, Mallinckrdodt shall provide written quarterly estimated reports to Palatin within fifteen (15) days after the end of each calendar quarter. Mallinckrodt shall furnish final reports for Europe within forty five (45) days after the end of each calendar quarter, and shall make quarterly Royalty Payments for Europe to Palatin within sixty (60) days after the end of each such calendar quarter.

8.     Monthly Reporting Obligation. In addition to the reporting obligations imposed upon Palatin under the Collaboration Agreement, Palatin shall also provide Mallinckrodt with written monthly reports updating the status of approval of the LeuTech in Europe for imaging of equivocal appendicitis. Each report shall contain such information as is necessary to provide Mallinckrodt with a true and complete status report regarding such programs as of the end of the month in question. Palatin’s reporting obligation pursuant to this paragraph shall terminate upon receipt of EMEA approval of LeuTech for equivocal appendicitis.

9.     EMEA Submissions and Reviews. In addition to any other rights afforded to Mallinckrodt under the Collaboration Agreement, Mallinckrodt shall be given the opportunity of prior review and comment upon any and all submissions to the EMEA relating to LeuTech. Mallinckrodt shall also have the right to designate one individual to represent Mallinckrodt at EMEA meetings and conferences.

10.     Public Disclosure. Neither Palatin nor Mallinckrodt will issue a press release or make any other public disclosure regarding the terms of this Amendment without the prior written approval of the other party, which approval will not be unreasonably withheld.

11.     [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2]. Subsection 2.3 (g) of the Collaboration Agreement is hereby amended to [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

12.     [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

13.     Invoice Payment. Section 2.3(g) of the Collaboration Agreement is amended to provide that the Transfer Price for Product Units delivered in connection with any purchase order shall be due and payable by Mallinckrodt within thirty (30) days after the receipt by Mallinckrodt of an appropriate invoice and delivery of the Product Units for which any such invoice is submitted.

14.     [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2].

15.     Collaboration Agreement Survival. Except to the extent provided for in this Amendment, the Collaboration Agreement shall continue in full force and effect.

16.     Governing Law. The validity and interpretation of this Amendment and the rights and obligations of the parties shall be governed by the internal laws of the State of New York.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers on the date first above-written.

MALLINCKRODT INC.

By:____________________
      Steve Hanley
      President Imaging Group

PALATIN TECHNOLOGIES, INC.

By:____________________
      Stephen T. Wills
      Chief Financial Officer